EXHIBIT 99.1

                         DIAMOND OFFSHORE DRILLING, INC.
                     RIG STATUS REPORT AS OF APRIL 26, 2004


   RIG NAME          WD      DESIGN           LOCATION        STATUS*           OPERATOR
-------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-------------------------------------------------------------------------------------------------
Ocean Quest        3,500' Victory Class          GOM          Contracted           EPL
-------------------------------------------------------------------------------------------------
Ocean Star         5,500' Victory Class          GOM             Idle              DODI
-------------------------------------------------------------------------------------------------
Ocean America      5,500' Ocean Odyssey          GOM             Idle              DODI
-------------------------------------------------------------------------------------------------
Ocean Valiant      5,500' Ocean Odyssey          GOM          Contracted           ENI
-------------------------------------------------------------------------------------------------
Ocean Victory      5,500' Victory Class          GOM          Contracted      Chevron/Texaco
-------------------------------------------------------------------------------------------------
Ocean Confidence   7,500' DP Aker H-3.2          GOM          Contracted            BP
                          Modified
-------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
-------------------------------------------------------------------------------------------------
Ocean Concord      2,200' F&G SS-2000            GOM          Contracted         Westport
-------------------------------------------------------------------------------------------------
Ocean Lexington    2,200' F&G SS-2000            GOM          Contracted     Walter Oil & Gas
-------------------------------------------------------------------------------------------------
Ocean Saratoga     2,200' F&G SS-2000            GOM          Contracted           LLOG
-------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
-------------------------------------------------------------------------------------------------
Ocean Crusader     200'   Mat Cantilever         GOM          Contracted       Stone Energy
-------------------------------------------------------------------------------------------------
Ocean Drake        200'   Mat Cantilever         GOM          Contracted      ADTI/KerrMcGee
-------------------------------------------------------------------------------------------------
Ocean Columbia     250'   Independent Leg        GOM          Contracted        KerrMcGee
                          Cantilever
-------------------------------------------------------------------------------------------------
Ocean Spartan      300'   Independent Leg        GOM          Contracted           LLOG
                          Cantilever
-------------------------------------------------------------------------------------------------
Ocean Spur         300'   Independent Leg        GOM          Contracted        Forest Oil
                          Cantilever
-------------------------------------------------------------------------------------------------
Ocean King         300'   Independent Leg        GOM          Contracted        BP America
                          Cantilever
-------------------------------------------------------------------------------------------------
Ocean Nugget       300'   Independent Leg        GOM          Contracted         Anadarko
                          Cantilever
-------------------------------------------------------------------------------------------------
Ocean Summit       300'   Independent Leg        GOM          Contracted      Chevron/Texaco
                          Cantilever
-------------------------------------------------------------------------------------------------
Ocean Warwick      300'   Independent Leg        GOM          Contracted        KerrMcGee
                          Cantilever
-------------------------------------------------------------------------------------------------
Ocean Titan        350'   Independent Leg        GOM          Contracted       Stone Energy
                          Cantilever
-------------------------------------------------------------------------------------------------
Ocean Tower        350'   Independent Leg        GOM          Contracted         Newfield
                          Cantilever
-------------------------------------------------------------------------------------------------


                                       1

-------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
-------------------------------------------------------------------------------------------------
MEXICO
-------------------------------------------------------------------------------------------------
Ocean Ambassador   1,100' Bethlehem SS-2000      GOM          Contracted          PEMEX
-------------------------------------------------------------------------------------------------
Ocean Whittington  1,500' Aker H-3               GOM          Contracted          PEMEX
-------------------------------------------------------------------------------------------------
Ocean Worker       3,500' F&G 9500 Enhanced      GOM          Contracted          PEMEX
                          Pacesetter
-------------------------------------------------------------------------------------------------
Ocean Yorktown     2,850' F&G SS-2000            GOM          Contracted          PEMEX
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
AFRICA
-------------------------------------------------------------------------------------------------
Ocean Nomad        1,200' Aker H-3              Mobe to       Contracted       Vaalco/SASOL
                                             Guinea Bissau
-------------------------------------------------------------------------------------------------
Ocean Patriot      1,500' Bingo 3000         South Africa     Contracted         PetroSA
-------------------------------------------------------------------------------------------------

NORTH SEA
-------------------------------------------------------------------------------------------------
Ocean Guardian     1,500' Earl & Wright Sedco North Sea      Contracted           Shell
                          711 Series
-------------------------------------------------------------------------------------------------
Ocean Princess     1,500' Aker H-3            North Sea       Contracted         Talisman
-------------------------------------------------------------------------------------------------
Ocean Vanguard     1,500' Bingo 3000          North Sea          Idle              DODI
-------------------------------------------------------------------------------------------------

AUSTRALASIA
-------------------------------------------------------------------------------------------------
Ocean Bounty       1,500' Victory Class       Australia       Contracted           NZOP
-------------------------------------------------------------------------------------------------
Ocean Epoch        1,640' Korkut              Australia       Contracted          Santos
-------------------------------------------------------------------------------------------------
Ocean General      1,640' Korkut               Vietnam        Contracted      VRJ Petroleum
-------------------------------------------------------------------------------------------------
Ocean Baroness     7,000' Victory Class       Indonesia       Contracted          Unocal
-------------------------------------------------------------------------------------------------
Ocean Rover        7,000' Victory Class       Singapore       Contracted          Murphy
-------------------------------------------------------------------------------------------------


                                       2

BRAZIL
-------------------------------------------------------------------------------------------------
Ocean Yatzy        3,300' DP DYVI Super Yatzy   Brazil        Contracted        Petrobras
-------------------------------------------------------------------------------------------------
Ocean Winner       3,500' Aker H-3              Brazil        Contracted        Petrobras
-------------------------------------------------------------------------------------------------
Ocean Alliance     5,000' Alliance Class        Brazil        Contracted        Petrobras
-------------------------------------------------------------------------------------------------

INTERNATIONAL DRILLSHIPS (1)
-------------------------------------------------------------------------------------------------
Ocean Clipper      7,500' DP Fluor/Mitsubishi   Brazil        Contracted        Petrobras
-------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
-------------------------------------------------------------------------------------------------
Ocean Sovereign    250'   Independent Leg      Indonesia       Contracted       Amerada Hess
                          Cantilever
-------------------------------------------------------------------------------------------------
Ocean Heritage     300'   Independent Leg       Mobe to        Contracted       Noble Energy
                          Cantilever            Ecuador
-------------------------------------------------------------------------------------------------

COLD STACKED (5)
-------------------------------------------------------------------------------------------------
Ocean Liberator    600'   Aker H-3            S. Africa      Cold Stacked          DODI
-------------------------------------------------------------------------------------------------
Ocean Champion     250'   Mat Slot               GOM         Cold Stacked          DODI
-------------------------------------------------------------------------------------------------
Ocean Endeavor     2,000' Victory Class          GOM         Cold Stacked          DODI
-------------------------------------------------------------------------------------------------
Ocean Voyager      3,200' Victory Class          GOM         Cold Stacked          DODI
-------------------------------------------------------------------------------------------------
Ocean New Era      1,500' Korkut                 GOM         Cold Stacked          DODI
-------------------------------------------------------------------------------------------------


NOTES:

* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME.

GOM = Gulf of Mexico


                             ** TABLE CONTINUED **


                                                DAYRATE
   RIG NAME                CURRENT TERM         (000s)    START DATE
-------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-------------------------------------------------------------------------
Ocean Quest                   one well         mid 40's  late April 2004
-------------------------------------------------------------------------
Ocean Star                       -                -            -
-------------------------------------------------------------------------
Ocean America                    -                -            -
-------------------------------------------------------------------------
Ocean Valiant             three wells plus    high 50's  late Dec. 2003
                              option
-------------------------------------------------------------------------
Ocean Victory                 one well         mid 60's  mid March 2004
-------------------------------------------------------------------------
Ocean Confidence           five-year term       170's    early Jan. 2001
-------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
-------------------------------------------------------------------------
Ocean Concord           one well plus option  high 30's  early April 2004
-------------------------------------------------------------------------
Ocean Lexington         one well plus option  high 40's  late March 2004
-------------------------------------------------------------------------
Ocean Saratoga                one well         low 40's  early April 2004
-------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
-------------------------------------------------------------------------
Ocean Crusader                one well         mid 20's  late Dec. 2003
-------------------------------------------------------------------------
Ocean Drake              one well plus option  high 20's  late March 2004
-------------------------------------------------------------------------
Ocean Columbia          one well plus option   low 30's  late April 2004

-------------------------------------------------------------------------
Ocean Spartan                 one well        high 20's  late Nov. 2003
-------------------------------------------------------------------------
Ocean Spur              one well plus option   mid 30's  early April 2004
-------------------------------------------------------------------------
Ocean King              one well plus option  high 30's  mid Jan. 2004
-------------------------------------------------------------------------
Ocean Nugget            one well plus option   low 30's  late April 2004
-------------------------------------------------------------------------
Ocean Summit              60 day extension     mid 30's  early March 2004
-------------------------------------------------------------------------
Ocean Warwick           one well plus option   mid 30's  early April 2004
-------------------------------------------------------------------------
Ocean Titan           first of two wells plus  low 40's  late March 2004
                               option
-------------------------------------------------------------------------
Ocean Tower             one well plus option   mid 30's  late March 2004
-------------------------------------------------------------------------

                                       1

-------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
-------------------------------------------------------------------------
MEXICO
-------------------------------------------------------------------------
Ocean Ambassador        four year term work    mid 50's  late July 2003
-------------------------------------------------------------------------
Ocean Whittington       four year term work    low 60's  late July 2003
-------------------------------------------------------------------------
Ocean Worker            four year term work    high 60's  mid Aug. 2003
-------------------------------------------------------------------------
Ocean Yorktown          four year term work    mid 40's  late Oct. 2003
-------------------------------------------------------------------------

-------------------------------------------------------------------------
AFRICA
-------------------------------------------------------------------------
Ocean Nomad                Mobe to Gabon       lump sum  late April 2004
-------------------------------------------------------------------------
Ocean Patriot                 one well         mid 50's  early April 2004
-------------------------------------------------------------------------

NORTH SEA
-------------------------------------------------------------------------
Ocean Guardian                one year         high 40's  late March 2004
-------------------------------------------------------------------------
Ocean Princess         second of two wells     low 50's  mid Feb. 2004
                           plus option
-------------------------------------------------------------------------
Ocean Vanguard                   _                _            _
-------------------------------------------------------------------------

AUSTRALASIA
-------------------------------------------------------------------------
Ocean Bounty           two wells plus two     low 70's  late March 2004
                          option wells
-------------------------------------------------------------------------
Ocean Epoch               Exeter/Mutineer      mid 60's  mid Jan. 2004
                      development plus option
-------------------------------------------------------------------------
Ocean General           one assignment well    mid 50's  late April 2004
-------------------------------------------------------------------------
Ocean Baroness             180 day option       110's    late April 2004
-------------------------------------------------------------------------
Ocean Rover              fourth option well      110s    late Dec. 2003
-------------------------------------------------------------------------

                                       2

BRAZIL
-------------------------------------------------------------------------
Ocean Yatzy              700 day extension     mid 70's  early Nov. 2003
-------------------------------------------------------------------------
Ocean Winner             700 day extension     mid 50's  early April 2004
-------------------------------------------------------------------------
Ocean Alliance           four-year contract     110's    early Sept. 2000
-------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
-------------------------------------------------------------------------
Ocean Clipper            700 day extension    low 100's  early Jan. 2003
-------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
------------------------------------------------------------------------------
Ocean Sovereign        two wells plus two      high 30's  early April 2004
                          option wells
------------------------------------------------------------------------------
Ocean Heritage         second of three wells    mid 50's   mid Feb. 2004
                           plus options
------------------------------------------------------------------------------

COLD STACKED (5)
------------------------------------------------------------------------------
Ocean Liberator                  -                -            -
------------------------------------------------------------------------------
Ocean Champion                   -                -            -
------------------------------------------------------------------------------
Ocean Endeavor                   -                -            -
------------------------------------------------------------------------------
Ocean Voyager                    -                -            -
------------------------------------------------------------------------------
Ocean New Era                    -                -            -
------------------------------------------------------------------------------


NOTES:

* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME.

GOM = Gulf of Mexico


                             ** TABLE CONTINUED **


   RIG NAME            EST. END DATE        FUTURE CONTRACT AND OTHER INFORMATION
--------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
--------------------------------------------------------------------------------------------------
Ocean Quest            mid May 2004         available; actively marketing.
--------------------------------------------------------------------------------------------------
Ocean Star                      -           available; actively marketing.
--------------------------------------------------------------------------------------------------
Ocean America                   -           90 day upgrade/survey ending late May 2004; available,
                                            actively marketing.
--------------------------------------------------------------------------------------------------
Ocean Valiant          late June 2004       available; actively marketing.
--------------------------------------------------------------------------------------------------
Ocean Victory          mid May 2004         available; actively marketing.
--------------------------------------------------------------------------------------------------
Ocean Confidence       early Jan. 2006      available; actively marketing.
--------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
--------------------------------------------------------------------------------------------------
Ocean Concord          mid May 2004         available; actively marketing.
--------------------------------------------------------------------------------------------------
Ocean Lexington        mid May 2004         available; actively marketing.
--------------------------------------------------------------------------------------------------
Ocean Saratoga         early May 2004       available, actively marketing.
--------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
--------------------------------------------------------------------------------------------------
Ocean Crusader         early May 2004      two wells plus option with Stone in high 20's beginning
                                           early May and ending early Aug. 2004, available;
                                           actively marketing.
--------------------------------------------------------------------------------------------------
Ocean Drake            early May 2004      available, actively marketing.
--------------------------------------------------------------------------------------------------
Ocean Columbia         mid May 2004        available, actively marketing.
--------------------------------------------------------------------------------------------------
Ocean Spartan          mid May 2004        one well plus option with LLOG in low 30's beginning mid
                                           May and ending late June 2004, available; actively marketing.
--------------------------------------------------------------------------------------------------
Ocean Spur             mid May 2004        available, actively marketing.
--------------------------------------------------------------------------------------------------
Ocean King             mid May 2004        available; actively marketing.
--------------------------------------------------------------------------------------------------
Ocean Nugget           mid May 2004        available; actively marketing.
--------------------------------------------------------------------------------------------------
Ocean Summit           mid May 2004        available; actively marketing.
--------------------------------------------------------------------------------------------------
Ocean Warwick          late May 2004       available; actively marketing.
--------------------------------------------------------------------------------------------------
Ocean Titan            late June 2004      available, actively marketing.
--------------------------------------------------------------------------------------------------
Ocean Tower         late April 2004       available; actively marketing.
--------------------------------------------------------------------------------------------------

                                       1

--------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
--------------------------------------------------------------------------------------------------
MEXICO
--------------------------------------------------------------------------------------------------
Ocean Ambassador        mid Dec. 2007       available.
--------------------------------------------------------------------------------------------------
Ocean Whittington       early Oct. 2006     available.
--------------------------------------------------------------------------------------------------
Ocean Worker            late July 2007      available.
--------------------------------------------------------------------------------------------------
Ocean Yorktown          mid July 2007       available.
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
AFRICA
--------------------------------------------------------------------------------------------------
Ocean Nomad              early May 2004     Mobe to Gabon, then three wells plus option in Gabon
                                            with Vaalco/SASOL in high 40's beginning early May and
                                            ending early Sept. 2004; available, actively marketing.
--------------------------------------------------------------------------------------------------
Ocean Patriot            mid May 2004       available; actively marketing.
--------------------------------------------------------------------------------------------------

NORTH SEA
--------------------------------------------------------------------------------------------------
Ocean Guardian           late March 2005    available; actively marketing.
--------------------------------------------------------------------------------------------------
Ocean Princess          early July 2004     available, actively marketing.
--------------------------------------------------------------------------------------------------
Ocean Vanguard                  _           one well with Talisman in mid 30's beginning early
                                            May in U.K. sector of North Sea, followed by optional
                                            intervention well at adjusted rate, followed by one
                                            well in low 60's and ending mid November 2004,
                                            available; actively marketing.
--------------------------------------------------------------------------------------------------

AUSTRALASIA
--------------------------------------------------------------------------------------------------
Ocean Bounty               late April 2004    available, actively marketing.
--------------------------------------------------------------------------------------------------
Ocean Epoch                mid Nov. 2004      available, actively marketing.
--------------------------------------------------------------------------------------------------
Ocean General              late May 2004      five completion options in mid 50's with P.V.E&P
                                              beginning late May and ending mid Sept. 2004,
                                              available; actively marketing.
--------------------------------------------------------------------------------------------------
Ocean Baroness             early Oct. 2004    available; actively marketing.
--------------------------------------------------------------------------------------------------
Ocean Rover                mid May 2004       two firm wells with Murphy in 110's beginning mid
                                              May and ending mid Aug. 2004, followed by 11 option
                                              extensions.  First of the two firm wells is to be
                                              sublet to Amerada Hess in 110's, available; actively
                                              marketing.
--------------------------------------------------------------------------------------------------

                                       2

BRAZIL
--------------------------------------------------------------------------------------------------
Ocean Yatzy                  mid Oct. 2005     survey under way, estimated mid May completion;
                                               available.
--------------------------------------------------------------------------------------------------
Ocean Winner                mid March 2006     available
--------------------------------------------------------------------------------------------------
Ocean Alliance              early Sept. 2004   available
--------------------------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
--------------------------------------------------------------------------------------------------
Ocean Clipper              early March 2006     available.
--------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
--------------------------------------------------------------------------------------------------
Ocean Sovereign              late May 2004      available, actively marketing.
--------------------------------------------------------------------------------------------------
Ocean Heritage               mid June 2004      available, actively marketing.
--------------------------------------------------------------------------------------------------

COLD STACKED (5)
--------------------------------------------------------------------------------------------------
Ocean Liberator                 -              Cold stacked Nov. '02.
--------------------------------------------------------------------------------------------------
Ocean Champion                  -              Cold Stacked Feb. '02.
--------------------------------------------------------------------------------------------------
Ocean Endeavor                  -              Cold stacked March '02.
--------------------------------------------------------------------------------------------------
Ocean Voyager                   -              Cold stacked March '02.
--------------------------------------------------------------------------------------------------
Ocean New Era                   -              Cold stacked Dec. '02.
--------------------------------------------------------------------------------------------------


NOTES:

* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME.

GOM = Gulf of Mexico

                              ** TABLE COMPLETE **

                                       3